Summary of Significant Accounting Policies	9 Months Ended
Dec. 31, 2025
EBP 000
EBP, Accounting Policy [Line Items]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies
Basis of Presentation

The financial statements have been prepared on an accrual basis of accounting in accordance with GAAP.

Investments

Plan investments are reported at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Retirement Plan Committee determines the Plan's valuation policies utilizing information provided by the trustee. See Note 6 for discussion of fair value measurement. Purchases and sales are recorded on a trade-date basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net appreciation or depreciation in fair value of investments includes the gains and losses on investments bought and sold as well as held during the year.

Notes Receivable from Participants

Notes receivable from participants are carried at their unpaid principal balance plus accrued but unpaid interest. Interest income is recorded on the accrual basis. Related fees are recorded as administrative expenses and are expensed when they are incurred. If a participant ceases to make the scheduled repayments and the Plan Administrator deems the participant to be in default, the participant’s note receivable is reduced and a benefit payment is recorded based on the terms of the Plan. No allowance for credit losses was recorded as of December 31, 2025 and 2024.

Contributions

Contributions from Plan participants and the matching contributions from the Employer are recorded in the year in which the participant compensation is earned. All participant and Employer contributions are participant-directed.

Refund Payable for Excess Contributions

Amounts payable to participants in excess of amounts allowed by the Internal Revenue Service are recorded as a liability with a corresponding reduction to contributions. Refunds payable to participants at December 31, 2025 and 2024 were $69,710 and $141,646, respectively. These refunds were due to excess contributions, which were refunded to participants in 2026 for the year ended December 31, 2025, and in 2025 for the year ended December 31, 2024.

Payment of Benefits

Benefits are recorded when paid.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, and changes therein and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Investment Risk

The Plan provides for various registered investment company (mutual fund) investment options in stocks, bonds and fixed income securities, as well as direct common stock investments and a common collective trust fund. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits.